Exhibit 10.1

October 9, 2014

Continental Resources, Inc.
20 N. Broadway
Oklahoma City, Oklahoma 73102
Attn:	Mr. Justin Cope Mr. Jose Bayardo Mr. Eric S. Eissenstat

Re:	Post-Closing Letter
Purchase and Sale Agreement dated January 21, 2014
Niobrara Prospect
Morgan and Weld Counties, Colorado

Gentlemen:

Reference is made to that certain Purchase and Sale Agreement (the “Purchase Agreement”), dated January 21, 2014, by and between Continental Resources, Inc. (“Seller”), and Red Hawk Petroleum, LLC (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given in the Purchase Agreement.

In consideration of Ten Dollars ($10.00), and the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.           Post-Closing Statement. Attached as Exhibit A is the final Post-Closing Statement, which sets forth a net-downward adjustment of $482,677.26 to the Base Purchase Price.  Seller shall pay to an account designated by Buyer the foregoing amount not later than the date of this letter.

2.           Arnold Lease Assignments. In exchange for the ad-valorem tax adjustment (the “Ad-Valorem Adjustment”) in favor of Seller of approximately $73,223.97, which is accounted for in the Post-Closing Statement, Seller agrees to assign, transfer and convey to Buyer the oil and gas leases described in Exhibit B as Agreement Numbers: 030814, 036360, 052999, 075750, 083804 and 091130.

3.           Clean-Up Assignments. After Closing, the Parties discovered certain errors in the Conveyances. To correct these errors:

(a)              Seller agrees to assign, transfer and convey to Buyer the leasehold estates created by the oil and gas leases described in Exhibit B, insofar as and only insofar as such leases cover the land  described in Exhibit B.

(b)              Buyer agrees to assign, transfer and convey to Seller the leasehold estates created by the oil and gas leases described in Exhibit C, insofar as and only insofar as such leases cover the land  described in Exhibit C.

(c)              On the date of this letter, each Party shall execute, acknowledge and deliver to the other Party two original assignments, in the form of Exhibit D. The assigning Party shall warrant title, free and clear of all liens, encumbrances and defects of title arising by, through or under the assigning Party, but not otherwise, subject to the terms and conditions of this letter, the Purchase Agreement and the Leases, and a proportionate part of all landowners’ royalties, overriding royalties and similar burdens of record as of the Effective Time.

4.           No Modification. Except with respect to the Ad-Valorem Adjustment, Section 15.6 of the Purchase Agreement shall neither limit the rights of Buyer nor the obligations of Seller set forth in the Purchase Agreement with regard to the matters set forth in this letter, including without limitation the Parties respective liability for taxes arising from their ownership and operation of the Assets.

5.           Miscellany.  This letter shall be binding upon and shall inure to the benefit of the Parties, and their respective successors and assigns. In the event of any conflict between this letter and the Purchase Agreement, this letter shall control and govern the point in conflict. This letter may be executed in one or more counterparts, all of which together shall constitute one and the same instrument.

If the foregoing correctly reflects our understandings and agreements, please sign and date this letter, and return a copy to me. If you have any questions, please contact me. Thank you for your prompt attention to this matter.
Sincerely,
Red Hawk Petroleum, LLC
By: /s/ Clark R. Moore
Clark R. Moore
EVP and General Counsel

Agreed and accepted:

Continental Resources, Inc.

By:	/s/ Jose A. Bayardo
Name:	Jose Bayardo
Title:	Sr. VP--Business Development
Date:	10-8-14

Attachments:
Exhibit A:  Post-Closing Statement
Exhibit B:  Leases to Buyer
Exhibit C:  Leases to Seller
Exhibit D:  Form of Assignment

Exhibit A:  Post-Closing Statement

Continental Resources, Inc.
Closing Statement
Pursuant to Purchase and Sale Agreement Dated January 21, 2014

Seller:	Continental Resources, Inc.
Buyer:	Red Hawk Petroleum, LLC
Effective Date:	December 1, 2013
			Due 120 days post close
	Section	Preliminary Settlement Statement	Final Settlement Statement	Post Close Adjustments

Base Purchase Price	3.1	30,000,000.00	30,000,000.00	-

Adjustments to base purchase price:	3.3
Upward adjustments:	3.3(a)

all normal and customary production expenses, operating expenses, operated and non-operated overhead charges and capital expenditures paid or incurred by Seller in connection with the ownership and operation of the Assets attributable to the periods from and after the Effective Time (including, without limitation, royalties and Taxes (other than income taxes) attributable to Hydrocarbons produced and saved from and after the Effective Time, and pre-paid charges)
	3.3(a)(i)
Operated		133,900.16	396,802.13	262,901.97
	Non-operated	20,760.74	8,342.96	(12,417.78)

the value of the Hydrocarbons in tanks above the pipeline sales connection or within processing plants at the Effective Time credited to the Assets for properties operated by Seller, such value to be the market or, if applicable, the contract price in effect as of the Effective Time, less any applicable Production Taxes and royalties	3.3(a)(v)	294,326.57	294,326.57	-

Taxes (other than income taxes) attributable to ownership on or after the Effective Time that are paid or to be paid by Seller	3.3(a)(viii)	46,234.52	46,234.52	-

	Subtotal Upward Adjustments	495,221.99	745,706.18	250,484.19

Downward Adjustments	3.3(b)

all proceeds attributable to the sale of Hydrocarbons and all other income and benefits received by Seller and attributable to the production, operation or ownership of the Assets on or after the Effective Time	3.3(b)(ii)	985,860.44	1,836,703.70	850,843.26

all adjustments regarding Title Defects, in accordance with the provisions of Article 7	3.3(b)(iii)	141,950.75	141,950.75	-

an amount equal to the amounts held in the Suspense Accounts as of the Closing, as contemplated in Section 11.4	3.3(b)(ix)	3,047.60	727,906.73	(117,681.81)

an amount equal to the Deposit	3.3(b)(x)	1,500,000.00	1,500,000.00	-

	Subtotal Downward Adjustments	3,473,399.73	4,206,561.18	733,161.45

Purchase Price		27,021,822.26	26,539,145.00	(482,677.26)	(1)
(1)  Post Close adjustment amount due from Continental to Red Hawk

Exhibit B
Attached to and made a part of that certain Assignment
by and between Continental Resources, Inc. and Red Hawk Petroleum, LLC

AGMT#	Subs#	Lessor	Lessee	Effective Date	County	Book/Page/Desc	TWN	RNG	SEC	Description
079201	000	TERESA SGALIO	DIAMOND RESOURCES CO.	01/18/2011	Weld	3749314	06N	62W	20	E2
079793	000	DENISE HARRIS	DIAMOND RESOURCES CO.	01/18/2011	Weld	3752321	06N	62W	20	E2
079333	000	JENNIFER MUELLER	DIAMOND RESOURCES CO.	01/12/2011	Weld	3749318	06N	62W	20	E2
078519	000	HUGH BAILEY	DIAMOND RESOURCES CO.	01/07/2011	Weld	3746690	06N	62W	20	E2
078738	000	LAURA BAILEY	DIAMOND RESOURCES CO.	01/07/2011	Weld	3746694	06N	62W	20	E2
079606	000	LARKIN BAILEY	DIAMOND RESOURCES CO.	01/18/2011	Weld	3752324	06N	62W	20	E2
079380	000	MARIA JENSEN, F/K/A MARIA BAILEY	DIAMOND RESOURCES CO.	01/18/2011	Weld	3749321	06N	62W	20	E2
079876	000	JULIE A. BROWN	DIAMOND RESOURCES CO.	01/12/2011	Weld	3749309	06N	62W	20	E2
079213	000	MATTHEW BAILEY	DIAMOND RESOURCES CO.	01/07/2011	Weld	3749324	06N	62W	20	E2
081404	000	JOHN BAILEY	DIAMOND RESOURCES CO.	01/12/2011	Weld	3749312	06N	62W	20	E2
085037	000	LYDETTA KAY JACKSON	DIAMOND RESOURCES CO.	01/17/2011	Weld	3749310	06N	62W	20	E2
079215	000	JEFFREY BAILEY	DIAMOND RESOURCES CO.	01/12/2011	Weld	3748381	06N	62W	20	E2
079136	000	MARK HOLLIS	DIAMOND RESOURCES CO.	01/13/2011	Weld	3748376	06N	62W	20	E2
079798	000	THERESE KAY MCKINNON, F/K/A THERESE KAY SANDERS	DIAMOND RESOURCES CO.	02/16/2011	Weld	3754456	10N	61W	29	NW
052999	000	DARYL L. ARNOLD & MARY M. ARNOLD, HUSBAND & WIFE	JACKFORK LAND, INC.	04/24/2010	Weld	3696216	2N	64W	13	ALL
083804	000	VINCE C. GERKIN, A MARRIED MAN	DIAMOND RESOURCES CO.	09/07/2010	Weld	3722413	2N	64W	13	ALL, LESS AND EXCEPT TRACTS 13-2 & 13-3
075750	000	CAROLE A. GERKIN, WIDOW	DIAMOND RESOURCES CO.	09/07/2010	Weld	3722412	2N	64W	13	TRACT #13-1 ALL, LESS TRACTS 13-2 AND 13-3,
036360	000	HELEN I. SIRIOS, MARC SIRIOS AND SHERRY SIRIOS, AS JOINT TENANTS	JACKFORK LAND, INC.	05/28/2010	Weld	3700278	2N	64W	24
ALL THAT PART OF THE NE/4 LYING NORTH AND WEST OF HIHGWAY 76 AND THE NW/4, INCLUDING LOT B OF RECORDED EXEMPTION 1305-24-2-RE 1144, LESS AND EXCEPT THE FOLLOWING PARCELS OF LAND: LOT A OF RECORDED EXEMPTION 1305-24-2-RE 3168 AND LOT A OF RECORDED EXEMPTION 1305-24-2-RE

091130	000	DARYL L. ARNOLD & MARY M. ARNOLD, HUSBAND & WIFE	DIAMOND RESOURCES CO.	01/09/2012	Weld	3822955	2N	64W	24
A TRACT OF LAND LOCATED IN THE NW/4 MORE PARTICULARY DESCRIBED AS: LOT B IN RECORDED EXEMPTION NO. 1305-24-2 RE-3278, BEING A PORTION OF THE SW/4NW/4NW/4 RECORDED IN THE REAL PROPERTY RECORDS OF WELD COUNTY COLORADO ON 11/5/2002 AT DOCUMENT #3002255

030814	000	HELEN I. SIRIOS, INDIVIDUALLY, A SIGNED PERSON	JACKFORK LAND, INC.	05/28/2010	Weld	3700277	2N	64W	24
SW/4 AND ALL THAT PART OF THE SE/4 LYING NORTH OF THE BURLINGTON NORTHERN RAILROAD RIGHT-OF-WAY AND THE NW/4, INCLUDING LOT B OF RECORDED EXEPTION 1305-24-2-RF1144, LESS AND EXCEPT THE FOLLOWING PARCELS OF LAND: LOT A OF RECORDED EXEMPTION 1305-24-2-RE-3168 AND LOT A OF RECORDED EXEMPTION 1305-24-2-RF 3278

Exhibit C:  Leases to Seller

AGMT#	Subs#	Lessor	Lessee	Effective Date	County	Book/Page/Desc	TWN	RNG	SEC	Description
074718	000	MICHAEL BEUTZ, TRUSTEE OF THE ANITA M. WAGNER LIVING TRUST	DIAMOND RESOURCES CO.	08/27/2010	Weld	3722419	09N	61W	04	S2 NE, LOT1, LOT2
075979	000	JANE GILMAN TRACY, A WIDOW	DIAMOND RESOURCES CO.	09/13/2010	Weld	3724440	09N	61W	09	E2 NE,SW NE, NW NE, LESS THE "J" SAND FORMATION
081898	000	LISA WILLITS DOWN & NORMAN DOWN, HER HUSBAND	DIAMOND RESOURCES CO.	08/23/2010	Weld	3770183	09N	61W	04	S2 NE, LOT1, LOT2
082085	001	JANE M. O'HERN, A WIDOW	DIAMOND RESOURCES CO.	04/14/2011	Weld	3770181	09N	61W	09	E2 NE,SW NE,NW/4 NE/4, LESS THE "J" SAND FORMATION,
082178	000	SAMMIE LOU BELDEN AND RICHARD EDWIN BELDEN, W & H	DIAMOND OPERATING, INC.	07/07/2010	Weld	3707785	09N	61W	04	S2 NE, LOT1, LOT2
082355	001	MICHAEL MILO STUCKY, A MARRIED MAN	DIAMOND RESOURCES CO.	04/14/2011	Weld	3772299	09N	61W	09	E2 NE,SW NE,NW/4 NE/4, LESS THE "J" SAND FORMATION,
082372	000	GARRETT G. BICKFORD, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	07/15/2010	Weld	3710493	09N	61W	04	S2 NE, LOT1, LOT2
082376	000	KEITH BICKFORD AND FRANCES F. BICKFORD, H & W	DIAMOND OPERATING, INC.	07/15/2010	Weld	3710494	09N	61W	04	S2 NE, LOT1, LOT2
082389	000	MARY R. BLOOM AND CHARLES S. BLOOM, W & H	DIAMOND OPERATING, INC.	07/24/2010	Weld	3708955	09N	61W	04	S2 NE, LOT1, LOT2
082454	001	MARK S. BERENSON	DIAMOND RESOURCES CO.	04/26/2011	Weld	3770190	09N	61W	09	E2 NE,SW NE,NW/4 NE/4 LESS THE "J" SAND FORMATION,
082480	000	WILMA A. DAVIS, A WIDOW	DIAMOND OPERATING, INC.	07/15/2010	Weld	3709963	09N	61W	04	S2 NE, LOT1, LOT2
082594	000	Heir of Carol H. Nalley Deceased a marries woman	DIAMOND OPERATING, INC.	07/15/2010	Weld	3715863	09N	61W	04	S2 NE, LOT1, LOT2
082998	002	JOSH H. PARR, A SINGLE MAN	DIAMOND OPERATING, INC.	11/28/2005	Weld	3393624	09N	61W	09	NE
083106	000	BECKY J. NYGARD, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	07/07/2010	Weld	3706553	09N	61W	04	S2 NE, LOT1, LOT2
083148	000	JOHN G. REID II, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/24/2010	Weld	3706552	09N	61W	04	S2 NE, LOT1, LOT2
083149	000	CLARENCE WILLIAM ROBINSON, JR. AND JOSEPHINE C. ROBINSON, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	07/26/2010	Weld	3709516	09N	61W	04	S2 NE, LOT1, LOT2
083535	000	DOUGLAS W. WILLIAMSON, AKA D.W. WILLIAMMSON, DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	11/20/2009	Weld	3674386	09N	61W	09	SW
083588	001	RALEIGH WALLACE, F/K/A RALEIGH BERENSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	04/13/2011	Weld	3773111	09N	61W	09	E2 NE,SW NE,NW/4 NE/4 LESS THE "J" SAND FORMATION,
085038	001	JOHN M. JOHNSON, ATTORNEY-IN-FACT FOR MARY IMOGENE JOHNSON, A/K/A PEGGY JOHNSON, A WIDOW	DIAMOND RESOURCES CO.	01/31/2011	Weld	3752326	09N	61W	09	SW NE,E2 NE,NW NE
087599	001	MARIANNE BERENSON, A MARRRIED WOMAN	DIAMOND RESOURCES CO.	05/25/2011	Weld	3794074	09N	61W	09	E2 NE,SW NE,NW NE, LESS THE 'J' SAND FORMATION
089359	000	SNOWFLAKE TRUST DATED DECEMBER 29, 2006, CHARLOTTE I. RAMSEY, TRUSTEE, C/O INTEGRITY FIRST BANK	DIAMOND OPERATING, INC.	06/07/2010	Weld	3699514	09N	61W	04	S2 NE, LOT1, LOT2
089365	000	PAUL KING JONES, DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	05/25/2010	Weld	3698749	09N	61W	04	S2 NE, LOT1, LOT2
089366	000	WILSON H. SCOTT, DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	05/25/2010	Weld	3698748	09N	61W	04	S2 NE, LOT1, LOT2
089367	000	GLORIA A. MCINTOSH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/11/2010	Weld	3700382	09N	61W	04	S2 NE, LOT1, LOT2

AGMT#	Subs#	Lessor	Lessee	Effective Date	County	Book/Page/Desc	TWN	RNG	SEC	Description
089368	000	JOHN TUMA, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/11/2010	Weld	3699690	09N	61W	04	S2 NE, LOT1, LOT2
089369	000	PRISCILLA TUMA RIDGELL, A SINGLE WOMAN	DIAMOND OPERATING, INC.	06/11/2010	Weld	3701169	09N	61W	04	S2 NE, LOT1, LOT2
089370	000	HAYDEN HITCHCOCK AND KAREN HITCHCOCK, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	04/09/2010	Weld	3692376	09N	61W	04	S2 NE, LOT1, LOT2
089371	000	HOLLY HITCHCOCK GOURLEY, DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	06/15/2006	Weld	3403745	09N	61W	04	NE
089372	000	LOIS I. SCOTT, A WIDOW	DIAMOND OPERATING, INC.	05/25/2010	Weld	3697470	09N	61W	04	S2 NE, LOT1, LOT2
118355	000	EDWARD M. ROBINSON, A SINGLE MAN	DIAMOND OPERATING, INC.	07/29/2010	Weld	3711059	09N	61W	04	S2 NE, LOT1, LOT2
118356	000	C. WAYNE SMITH, A WIDOWER	DIAMOND OPERATING, INC.	07/28/2010	Weld	3711058	09N	61W	04	S2 NE, LOT1, LOT2
118357	000	WILLIAM EARL SMITH AND MERILYNNE R. SMITH, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	07/29/2010	Weld	3720659	09N	61W	04	S2 NE, LOT1, LOT2
118358	000	EARL J. ROBINSON AND MARY M. ROBINSON, HUSBAND AND WIFE	DIAMOND OPERATING, INC.	07/29/2010	Weld	3714319	09N	61W	04	S2 NE, LOT1, LOT2
119531	000	FRANKLIN R. GRAY, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	8/27/2010	Weld	3727574	09N	61W	4	S2 NE, LOT1, LOT2
119534	000	B. THOMAS GRAY, A/K/A BRETT T. GRAY, A MARRIED MAN	DIAMOND OPERATING, INC.	8/27/2010	Weld	3729821	09N	61W	4	S2 NE, LOT1, LOT2
121162	000	SHARON R. JONES, A SINGLE WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	9/22/2010	Weld	3724812	09N	61W	4	S2 NE, LOT1, LOT2
121179	000	RONALD J. SCHULTZ, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	DIAMOND OPERATING, INC.	9/30/2010	Weld	3724811	09N	61W	4	S2 NE, LOT1, LOT2

Exhibit D:  Form of Assignment

STATE OF COLORADO	§
§
COUNTY OF WELD	§

ASSIGNMENT

THIS ASSIGNMENT (this “Assignment”), dated effective as of December 1, 2013 at 7:00 a.m. Mountain Time (the “Effective Time”), is from CONTINENTAL RESOURCES, INC., an Oklahoma corporation, whose address is 20 North Broadway, Oklahoma City, Oklahoma 73102 (“Assignor”), to RED HAWK PETROLEUM, LLC, a Nevada limited liability company, whose address is 4125 Blackhawk Plaza Circle, Suite 201A, Danville, California 94506 (“Assignee”). Assignor and Assignee shall be referred to herein, individually as a “Party,” and collectively, as the “Parties.”

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of this Assignment, Assignor does hereby assign, transfer and convey unto Assignee all of its right, title, and interest in, to and under the leasehold estates created by the oil and gas leases (the “Leases”) described in Exhibit A hereto, insofar as and only insofar as the Leases cover the land (the “Land”) described in Exhibit A hereto, together with all of its rights incident thereto, the personal property thereon, appurtenant thereto, or used in connection with the Leases and Land.

TO HAVE AND TO HOLD the Leases and Land unto Assignee, and Assignee’s successors and assigns, subject to the following.

Assignor warrants title to the Leases and Land, free and clear of all liens and encumbrances arising by, through and under Assignor, but not otherwise, subject to and burdened by the terms and conditions of this Assignment, the Leases, and a proportionate part of all landowners’ royalties, overriding royalties and other burdens of record as of the Effective Time.

EXCEPT FOR THE SPECIAL WARRANTY OF TITLE IN THIS ASSIGNMENT, THE LEASES AND LAND ARE BEING CONVEYED WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, AND THE PARTIES HEREBY EXPRESSLY DISCLAIM, WAIVE AND RELEASE ANY AND ALL WARRANTIES OF MERCHANTABILITY, CONDITION, SAFETY OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSIGNEE ACCEPTS THE LEASES AND LAND “AS IS, WHERE IS, WITH ALL FAULTS, WITHOUT RECOURSE.” THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW, THE DISCLAIMERS CONTAINED IN THIS ASSIGNMENT ARE “CONSPICUOUS” FOR THE PURPOSES OF SUCH APPLICABLE LAW.

All exhibits attached hereto are hereby incorporated herein and made a part of this Assignment for all purposes, as if set forth in full herein. References in such exhibits to instruments on file in the public records are hereby incorporated by reference herein for all purposes. The references in this Assignment or in the exhibits hereto to liens, encumbrances, agreements and other burdens shall not be deemed to recognize or create any rights in third parties. This Assignment shall be binding upon and inure to the benefit of the Parties, and their respective successors and assigns. The Parties shall use their reasonable efforts in good faith to execute all instruments and take all other action reasonably necessary to consummate the transactions contemplated by this Assignment. This Assignment may be executed in one or more counterparts, which, taken together, shall be deemed to be one assignment.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this instrument to be effective for all purposes as of the Effective Time.

RED HAWK PETORLEUM, LLC

By: _______________________________________
Name: Clark R. Moore
Title: EVP

CONTINENTAL RESOURCES, INC.

By: ______________________________________
Name: ____________________________________
Title: _____________________________________

STATE OF _____________	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me this ____ day of _____________ 2014, by ____________________________, known to me to be the __________ of Red Hawk Petroleum, LLC, a Nevada limited liability company, who affirmed that the foregoing instrument was signed on behalf of the company and that the execution of this instrument was the free act and deed of the company.

___________________________________ Notary Public in and for the State of Colorado Commission Expires: _____________________

STATE OF OKLAHOMA	§
§
COUNTY OF OKLAHOMA	§

On this ___ day of_____________________, in the year 2014, before me personally appeared Steven K. Owen, known to me to be the Sr. Vice President of Land of Continental Resources, Inc., an Oklahoma corporation, who affirmed that the foregoing instrument was signed on behalf of the corporation and that the execution of this instrument was the free act and deed of the corporation.

(Sign)
(Print Name)
My Commission Expires: _______________________________	________________________County, Oklahoma